Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tower Bancorp, Inc. (the “Company”) for the period ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Mark S. Merrill, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.

Date: November 9, 2009	By:	/s/ Mark S. Merrill
Mark S. Merrill
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)